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                                 Exhibit 23.1
                                 ------------



                       Independent Auditors' Consent
                       -----------------------------


The Board of Directors and Stockholders
Mercantile Bancorporation Inc.:

We consent to the use of our reports incorporated herein by reference in the Form S-8 Registration Statement No. 333-09803.


                                          /s/ KPMG Peat Marwick LLP



St. Louis, Missouri
November 12, 1996